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                                                                    Exhibit 23.4

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Storage Dimensions on Form S-4 of our report for Artecon, Inc. dated February 27, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Historical Financial Information" and "Experts" in such Prospectus.


                                        /S/ DELOITTE & TOUCHE LLP

Costa Mesa, California
March 9, 1998